UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)    October 18, 2006
                                                         -----------------------

                              Citrix Systems, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-27084                                            75-2275152
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


851 West Cypress Creek Road, Ft. Lauderdale, Florida           33309
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)

                                 (954) 267-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


                        Section 2--Financial Information


Item 2.02.      Results of Operations and Financial Condition.

     The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On October 18, 2006, the Company issued a press release regarding its financial results for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CITRIX SYSTEMS, INC.

October 18, 2006
                                  By: /s/ David J. Henshall
                                      ------------------------------------------
                                      David J. Henshall
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release dated October 18, 2006 of Citrix Systems, Inc.